Exhibit 10.1.c

Fourth Amendment to Guaranty

      This Fourth Amendment to Guaranty (the "Fourth Amendment") is made and entered into as of August 29, 2003, by and between Great Plains Energy Incorporated (the "Guarantor") and Coral Power, L.L.C. (the "Creditor"), and, each a "Party" and collectively the "Parties".

      Witnesseth:

      Whereas, Guarantor issued a certain guaranty dated as of September 12, 2002 in favor of Creditor relating to certain agreements or contracts between Strategic Energy, L.L.C. ("Strategic") and the Creditor, which guaranty was amended by that certain First Amendment to Guaranty, Second Amendment to Guaranty and Third Amendment to Guarantee dated as of March 7, 2003, May 9, 2003, and May 30, 2003, respectively (as so amended, the "Guaranty"), and

      Whereas, Guarantor and Creditor wish to further amend the Guaranty as set forth below.

      Therefore, in consideration of the premises and of the mutual agreements herein contained, the receipt and sufficiency of which is acknowledged by Guarantor and Creditor, the Parties agree as follows:

      Section 1. Amendment of Section 11(b). Section 11(b) of the Guaranty is hereby amended in its entirety to read as follows:

"(b)      Guarantor's aggregate liability to Creditor under this Guaranty is limited to and shall not exceed Thirteen Million One Hundred Thousand Dollars ($13,100,000)."

      Section 2. Effectiveness of Amendment. This Fourth Amendment shall be effective as of the date first above written. Except as specifically amended herein, the Guaranty shall remain in full force and effect in accordance with its terms, and the Guaranty, as amended hereby, is hereby ratified and confirmed.

      In witness whereof, the Parties have signed this Fourth Amendment as of the date first written above.

                                          Great Plains Energy Incorporated

                                          /s/Andrea F. Bielsker
                                          Andrea F. Bielsker
                                          Senior Vice President - Finance, Chief
                                          Financial Officer and Treasurer

                                          Coral Power, L.L.C.

                                          By:_______________________________
                                          Name:_____________________________
                                          Title:______________________________